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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2001-B Owner Trust
    As of and for the period from April 1, 2001 through March 31, 2002

Principal Distributions
Class A1                                       417,840,000.00
Class A2                                       226,914,380.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     644,754,380.54

Interest Distributions
Class A1                                         5,048,011.67
Class A2                                        12,800,938.96
Class A3                                         9,775,057.70
Class A4                                         4,784,333.60
                                             ----------------
     Total                                      32,408,341.93

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                                 0.00
Class A2                                       273,085,619.46
Class A3                                       360,000,000.00
Class A4                                       175,000,000.00
                                             ----------------
     Total                                     808,085,619.46

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2001-B Owner Trust
   As of and for the period from April 1, 2001 through March 31, 2002



Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                   11,884,902.40

Payments Ahead                                   1,474,766.27

Servicer Advances                                3,734,778.02


Reserve Fund                                     7,488,915.22
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00